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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): April 4, 2002

                                PHOTRONICS, INC.
                                ----------------
             (Exact name of registrant as specified in its charter)



  Connecticut                       0-15451                     06-0854886
  -----------                       -------                     ----------
(State or other                  (Commission                   (IRS Employer
  jurisdiction                    File Number)               Identification No.)
 of Incorporation)




                 1061 East Indiantown Road, Jupiter, FL           33477
                ----------------------------------------          -----
                (Address of principal executive offices)       (Zip Code)



Registrant's telephone number, including area code:   (561) 745-1222
                                                      --------------





.................................................................................
         (Former name or former address, if changed since last report.)

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Item 5. Other Events

        On April 4, 2002, the Company issued a press release announcing that Photronics, Inc. had acquired an additional 859,730 shares of PKL Co., Ltd., a leading Korean photomask manufacturer. The Company now owns 78.8% of the capital stock of PKL. A copy of the press release is attached to this Form 8-K.


Item 7. Financial Statements and Exhibits

(c)   Exhibits

   99.  Press Release dated April 4, 2002.


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                        PHOTRONICS, INC.


                                                        /s/ James A. Eder
April 4, 2002                                  By:      James A. Eder
                                                        Title: Vice President
                                                               & General Counsel


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